Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

3rd Quarter 2016

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the "2015 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, filed with the Securities and Exchange Commission (the "SEC") and each of which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2015 Form 10-K under the section, "Risk Factors" in Part I, Item 1A and in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Overview

- Profile and Investment Rationale
- 3rd Quarter 2016 Performance
- Strategy
- 2016 - 2017 Performance Outlook
- Appendix

Profile and Investment Rationale

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.4 billion; Loans: $2.2 billion
  - Deposits: $2.6 billion
  - Market capitalization: $450 million
  - Assets Under Management: $2.0 billion
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 4.1 million
    - Median income: $46,588
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment:
    - OH: 4.8%
    - WV: 5.8%
    - KY: 5.0%
    - US: 5.0%



OH
WV
KY
Marietta
Cleveland
Columbus
Cincinnati
Charleston
Morgantown
Mount Vernon
Coshocton
Worthington
Newark
Zanesville
Lancaster
Centerville
Chillicothe
New Vienna
Hillsboro
Jackson
Ashland
Huntington
Pikeville
77
70
71
79
64

Market data as of October 28, 2016
Unemployment data as of September 2016
Financial data as of September 30, 2016

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size (34% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong, growing fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities
- **Capacity to grow our franchise**
  - Strong capital and fundamentals to support M&A strategy
  - Proven integration capabilities and scalable infrastructure, including in-process upgrade to a best-in-class core banking platform
  - Passionate and talented associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Five consecutive quarters of positive operating leverage
  - Focused on business line performance and contribution, operating efficiency, and credit quality

3rd Quarter 2016 Performance

Third Quarter 2016 Highlights

- Third consecutive quarter delivering earnings of $8 million or more, adjusting for expenses associated with the system upgrade
- Annualized loan growth of 8% with strong performance in both Indirect and Commercial & Industrial Lending
- Generated positive operating leverage in all three comparisons
- Expense controls keeping core efficiency ratio below 65% (63.28% for the quarter, 64.12% YTD)
- Credit costs driven by loan growth
- Fee income at 34% of revenues

Summary Financials

	Metrics	QE 9/30/16	QE 6/30/16	O/(U)	QE 9/30/15	O/(U)
Balance Sheet Highlights	Investment securities	$ 844,248	$ 855,326	$ (11,078)	$ 878,180	$ (33,932)
	Gross loans	2,169,208	2,128,790	40,418	2,050,245	118,963
	Allowance for loan losses	(18,219)	(17,838)	(381)	(23,331)	5,112
	Net loans	2,150,989	2,110,952	40,037	2,026,914	124,075
	Total assets	3,363,585	3,333,455	30,130	3,228,830	134,755
	Non-interest-bearing deposits	745,468	699,695	45,773	711,226	34,242
	Interest-bearing deposits	1,829,989	1,833,276	(3,287)	1,819,630	10,359
	Total deposits	2,575,457	2,532,971	42,486	2,530,856	44,601
	Stockholders' equity	440,637	437,753	2,884	424,760	15,877
Income Statement	Net interest income	$ 26,123	$ 26,308	$ (185)	$ 25,536	$ 587
	Provision	1,146	727	419	5,837	(4,691)
	Other gains/(losses)	(225)	(2)	(223)	11	(236)
	Non-interest income	13,538	12,367	1,171	11,906	1,632
	Non-interest expense	26,842	26,505	337	26,112	730
	Income tax expense	3,656	3,479	177	1,370	2,286
	Net income	$ 7,792	$ 7,962	(170)	$ 4,134	3,658
Key Ratio Metrics	Return on assets	0.93%	0.97%	-0.04%	0.51%	0.42%
	Efficiency ratio (1)	64.33%	65.08%	-0.75%	65.81%	-1.48%
	Pre-provision net revenue / avg assets (1)	1.53%	1.48%	0.05%	1.40%	0.13%

(1) Non-GAAP financial measure. See Appendix for additional information.

Peoples BANCORP

Operating Expenses

Five consecutive quarters of well-controlled expenses



(thousands) Not to scale
$1,020
$27,758
$192
$25,920
$1,250
$26,027
$26,282
$90
$26,415
$423
$26,419
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16
Core Non-Interest Expenses *
Non-Core Non-Interest Expenses *
(4.8%) decline in core expenses from 2Q-15 to 3Q-16

* Non-GAAP financial measure. See Appendix.

Peoples BANCORP

Core Efficiency

Efficiency has improved as a result of expense control and revenue growth



First Quarter Following Acquisition of Ohio Heritage Bancorp
First Quarter Following Acquisition of NB&T*
73.00%
71.00%
69.00%
67.00%
65.00%
63.00%
61.00%
68.65%
71.32%
69.42%
68.78%
71.45%
65.31%
64.69%
64.26%
64.85%
63.28%
(3.5%) CAGR
6/30/2014
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
Adjusted Efficiency Ratio**

* Acquisition of NB&T Financial Group, Inc. ("NB&T") was completed on March 6, 2015

** The Adjusted Efficiency Ratio is a non-GAAP financial measure (see Appendix). It excludes acquisition costs, pension settlement charges, severance charges and certain other non-core expenses.

Pre-Provision Net Revenue Growth

3rd Quarter Total PPNR is Up 13% Over Prior Year


($thousands)
$116
$17
$1,580
$50
$90
13% growth
$11,214
$10,671
$10,959
$12,120
$12,729
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
PPNR* (Excl. Performance-based Commissions)
Performance-based Commissions

* Non-GAAP financial measure. See Appendix.

Loan Growth

Originated loans were up 19% over the prior year quarter, and 14% since year-end



($ millions)
$694
$658
$628
$592
$551
$1,356
$1,415
$1,477
$1,537
$1,618
19% growth
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
Originated Loans
Acquired Loans

Asset Quality

Criticized and Classified loan levels remain reasonably stable



(percent)
39.3%
36.3%
39.4%
41.4%
40.4%
35.3%
32.2%
23.8%
22.1%
23.8%
20.4%
19.4%
17.1%
17.5%
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016
9/30/2016
Criticized Loans / Tier 1 Capital + ALLL *
Classified Loans / Tier 1 Capital + ALLL *

* In accordance with SEC reporting methodologies

9/30/16 Credit Exposure Spotlight

Direct credit exposure to energy industry clients remains low at 1.3% of total commitments, and exposure to large relationships is less than 8% of total commitments

% of Total Credit Commitments $
Energy Industry Exposure
(Oil/Gas/Coal)



1.29%
98.71%
Other
Energy

% of Total Credit Commitments $
Large Relationship Exposure
(Relationships > $15 MM)



7.93%
92.07%
Other
Relationships > $15 MM

Peoples BANCORP

CRE Concentration Analysis

- **CRE exposure is well below supervisory criteria established to identify institutions with heightened CRE concentration risk**
  - Exposure levels also compare favorably to peer institution concentration levels



Peer Bank Subs --CLD Loans / Risk-Based Capital
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
44%
33%



Peer Bank Subs - CRE Loans / Risk-Based Capital
400.0%
350.0%
300.0%
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
208%
149%

- Source: SNL Financial, Commercial Bank Call Report Data as of 6/30/16
- Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peoples BANCORP

Loan and Deposit Composition

Loan Portfolio (Excluding Deposit ODs)



Construction
3.7%
CRE
33.6%
C & I
18.5%
Residential
Real Estate
25.1%
HELOCs
5.1%
Consumer
13.9%

Deposit Portfolio



Retail CDs
15.8%
MMDA
16.0%
Brokered
CDs
0.6%
Savings
17.0%
Interest-
Bearing
Demand
10.5%
Public
Funds
11.1%
Non-
Interest
Bearing
Demand
28.9%

Data as of September 30, 2016

Peoples BANCORP

Insurance & Investment Income Composition

Insurance Revenue *



Other
1.8%
P&C
Personal
Lines
15.1%
Life &
Health
12.9%
Performance
based **
12.6%
P&C
Commercial
Lines
57.7%

** Approximately 90% attributable to P&C Commercial Lines

Investment Revenue *



Employee
Benefits
14.1%
Brokerage
29.0%
Fiduciary
56.9%

* Trailing Twelve Months from 9/30/16

Peoples BANCORP

Business Highlights

- **Commercial Banking**
  - Average deposits are up $46 million or 8% from September 2015
  - Strong loan pipeline with $75 million in scheduled fundings remaining in 2016
  - YTD non-interest income is up 43% over 2015, driven by swap fees
  - $20 million lending "house limit" although legal limit is over $40 million
- **Retail Banking**
  - Average indirect loans grew by $75 million or 49% since September 2015
  - Non-interest bearing DDA at 25% of total deposits
  - Net DDA account growth of 2.7% YTD
- **Insurance**
  - Commercial Property & Casualty lines comprising 56% of YTD revenue
  - Expanding Life & Health segment comprising 12% of YTD revenue
- **Trust and Investments**
  - $2.0 billion in assets under management
  - YTD non-interest income is up 11% over 2015
  - Retirement planning, 401(k) administration, brokerage and trust services

Strategy

Strategic Road Map

"Best Community Bank in America"

- Commitment to Superior Shareholder Returns
- Great Place to Work
- Great Place to Bank
- Meaningful Impact on Our Communities

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	Superior Workforce
• Our Way of Life • Asset Quality • Compliance / Regulatory • Operational Risk • Information Security • Change Management • Execution Risk • Reputational Risk	• Broad Delivery Channels • Delight the Customer • Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions • Consistent Experience at Every Touch Point • DWYSYWD	• M & A • Sales & Service Process • Define the Ideal Client Profile for New Relationships • Best Client Retention • Relationship Reviews; Value Added • Deepen Relationships / Cross Sell • Understand Customer Needs • Seek Client Referrals	• Right People / Right Job • Appetite for Winning • Culture of Learning • Coaching / Development • No Whiners / No Excuses • Accountability / Performance Metrics • Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Embrace change / active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk-adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

Strategic Priorities

Positive Operating Leverage	• Primary emphasis on revenue growth • Disciplined expense management • Expand revenue vs. expense growth gap beyond 2% • Target core efficiency ratio below 65%
Superior Asset Quality	• Balance growth with prudent credit practices • Improve diversity within the loan portfolio • Preserve key metrics superior to most of our peers
High Quality Balance Sheet	• Adjust earning asset mix by shifting investments to loans • Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Prudent use of capital (dividends, share repurchases & acquisitions)

Strategic Targets

	Metrics	QE 9/30/16	QE 6/30/16	5-Year Strategic Target Range *
Improve Asset Quality	NPAs to total loans + OREO	1.11%	1.04%	0.70% to 1.00%
	Net charge-offs to average loans (1)	0.14%	0.03%	0.30% to 0.50%
Adjust Balance Sheet Mix	Loans to total assets	64.49%	63.86%	65.0% to 72.5%
	Loans to deposits	84.22%	88.74%	87.5% to 92.5%
	Non-interest DDA to deposits	28.90%	27.62%	27.0% to 30.0%
	Borrowings to total funding	10.75%	11.26%	10.0% to 15.0%
High Quality, Diversified Revenue Stream	Total revenue growth (1)	10.11%	-1.51%	4% to 7%
	Non-interest income to total revenue	34.13%	31.98%	35% to 40%
Strong Capital Position	Equity to assets	13.10%	13.13%	12% to 14%
	Tangible equity to tangible assets (2)	9.13%	9.10%	8% to 9%
Operating Leverage	Net interest margin (FTE)	3.54%	3.57%	3.40% to 3.65%
	Efficiency (2)	64.33%	65.08%	Below 60%
Execute on Strategies	Return on equity (1)	7.07%	7.45%	10% to 11%
	Return on assets (1)	0.93%	0.97%	1.15% to 1.20%
	Pre-provision net revenue to assets (1)(2)	1.53%	1.48%	Over 1.80%
	Dividend payout (3)	37.37%	36.47%	32.50% to 42.50%

(1) Annualized
(2) Non-GAAP financial measure. See Appendix
(3) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 5 Year Strategy Planning Period = 2017-2021

Peoples BANCORP

Strategic Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		City National	Community Trust	Wes Banco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Online Financial Management	No	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Android Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Amazon Kindle App	Yes	Yes	No	Yes	No	Yes ★	No	No	Yes	No	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
Apple Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes
Samsung Pay	Yes	Yes	Yes	Yes	No	Yes ★	No	No	No	No	Yes
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	No	Yes	No	Yes ★	No	Yes	No	No	No
Prepaid Gift Card	No	No	No	Yes	No	Yes ★	No	Yes	Yes	No	No
Employer-Loaded PayCards	Yes	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Information accurate as of November 2016

2016 - 2017 Performance Outlook

2016 - 2017 Outlook

	2016	Preliminary 2017
Maintain or improve core efficiency ratio	Adjusted efficiency ratio in 65% range	Efficiency ratio < 65%
Continue driving organic loan growth	Point-to-point loan growth of 6%	Point-to-point loan growth of 5% - 7%
Sustain net interest margin	Low 3.50s	3.45% to 3.50%
Return to top-quartile asset quality (expected net charge-off levels)	Low end of 20 bp - 30 bp range	Higher than 2016

Other Outlook Considerations for 2016 - 2017

- **Complete core banking system platform upgrade in 4th quarter 2016**
  - Upgrading to a best-in-class third party platform
  - Will provide enhanced product offerings and capabilities for our clients, support future growth and improve operational efficiencies
- **Continue executing on acquisition strategy**
  - Pursuing insurance and investment acquisition opportunities to build fee-based revenue
  - Given our improved stock price and the expected completion of our system upgrade, we believe there is potential for a bank acquisition in 2017
- **Maintain strong dividend payout ratio**
  - Continue paying out 32.5 – 42.5% of earnings

Appendix

Quarterly Financial Summary

	Metrics	3Q 2015	4Q 2015	1Q 2016	2Q 2016	3Q 2016
Financial Performance	Diluted EPS	$0.22	$0.14	$0.44	$0.44	$0.43
	Return on common equity	3.89%	2.42%	7.59%	7.45%	7.07%
	Return on assets	0.51%	0.32%	0.98%	0.97%	0.93%
	Pre-provision net revenue to assets (1) (2)	1.40%	1.31%	1.54%	1.48%	1.53%
	Net interest margin (FTE)	3.55%	3.56%	3.53%	3.57%	3.54%
	Efficiency ratio (1)	65.81%	67.94%	64.26%	65.08%	64.33%
	Adjusted efficiency ratio (1) (3)	65.31%	64.69%	64.26%	64.85%	63.28%
Capital	Tier 1 capital	13.77%	13.67%	13.41%	13.33%	13.34%
	Total capital	14.97%	14.54%	14.29%	14.23%	14.24%
	Tang. equity to tang. assets (1)	8.88%	8.69%	8.88%	9.10%	9.13%
	TBV per share (1)	$14.86	$14.68	$15.39	$15.93	$16.14
Asset Quality	NPAs to loans + OREO	1.29%	0.98%	1.00%	1.04%	1.11%
	NPAs to TE + ALLL	8.92%	7.05%	7.08%	7.19%	7.78%
	ALLL to originated loans	1.72%	1.19%	1.17%	1.16%	1.13%
	Net c/o's to avg loans (2)	0.15%	2.63%	0.09%	0.03%	0.14%
	Loan loss prov to avg loans (2)	1.15%	1.41%	0.18%	0.14%	0.21%

(1) Non-GAAP financial measure. See Appendix
(2) Annualized
(3) Excluding acquisition and other non-core expenses

Key Drivers of Shareholder Value

Growth largely attributable to NB&T acquisition

LTM Revenue Growth



20.2%
5.9%
6.6%
PEBO
Peers
$1-5B

NPAs to Loans and OREO



1.04%
1.09%
1.24%
PEBO
Peers
$1-5B

LTM Fee Revenue to Average Assets



1.44%
1.17%
1.05%
PEBO
Peers
$1-5B

Dividend Yield



2.94%
2.71%
2.05%
PEBO
Peers
$1-5B

Peers include: SRCE, CHCO, CCNE, CBU, CTBI, FFKT, FMNB, FISI, FDEF, FFBC, THFF, FRME, GABC, HBNC, LKFN, MSFG, PRK, RBCAA, STBA, SYBT, TMP, TSC, UCFC

$1-5B group represents all publically-traded
Midwest banks with total assets between $1 and $5 billion
Source: SNL Financial as of June 30, 2016

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016
Income (loss) before income taxes	$ 5,504	$ 3,008	$ 14,816	$ 11,649	$ 11,441	$ 11,448
Add: Provision for loan losses	5,837	7,238	14,097	955	727	1,146
Add: Loss on debt extinguishment	–	–	520	–	707	–
Add: Loss on loans held-for-sale and OREO	50	398	529	1	–	–
Add: Loss on securities	–	–	–	–	–	1
Add: Loss on other assets	1	100	739	30	97	224
Less: Gains on securities	62	56	729	96	767	–
Less: Gains on other assets	–	–	–	–	35	–
Pre-provision net revenue	**$ 11,330**	**$ 10,688**	**$ 29,972**	**$ 12,539**	**$ 12,170**	**$ 12,819**
Average assets *(in millions)*	$ 3,210	$ 3,241	$ 3,112	$ 3,273	$ 3,307	$ 3,325
Pre-provision net revenue to average assets (a)	1.40%	1.31%	0.96%	1.54%	1.48%	1.53%

(a) Presented on an annualized basis

Non-GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus non-interest income. This measure is non-GAAP since it excludes intangible amortization and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Total non-interest expense	$ 20,003	$ 22,207	$ 23,981	$ 32,914	$ 28,778
Less: intangible amortization	282	367	516	673	1,144
Efficiency ratio numerator	**$ 19,721**	**$ 21,840**	**$ 23,465**	**$ 32,241**	**$ 27,634**
Net interest income, fully tax-equivalent	$ 16,375	$ 18,205	$ 20,475	$ 21,828	$ 25,320
Non-interest income	9,719	9,861	10,178	11,508	11,926
Efficiency ratio denominator	**$ 26,094**	**$ 28,066**	**$ 30,653**	**$ 33,336**	**$ 37,246**
Efficiency ratio	75.58%	77.82%	76.55%	96.72%	74.19%

Non-GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus non-interest income. This measure is non-GAAP since it excludes intangible amortization and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016
Total non-interest expense	$ 26,112	$ 27,277	$ 115,081	$ 26,282	$ 26,505	$ 26,842
Less: intangible amortization	1,127	1,133	4,077	1,008	1,007	1,008
Efficiency ratio numerator	**$ 24,985**	**$ 26,144**	**$ 111,004**	**$ 25,274**	**$ 25,498**	**$ 25,834**
Net interest income, fully tax-equivalent	$ 26,061	$ 26,379	$ 99,588	$ 26,275	$ 26,810	$ 26,620
Non-interest income	11,906	12,101	47,441	13,054	12,367	13,538
Efficiency ratio denominator	**$ 37,967**	**$ 38,480**	**$ 147,029**	**$ 39,329**	**$ 39,177**	**$ 40,158**
Efficiency ratio	65.81%	67.94%	75.50%	64.26%	65.08%	64.33%

Non-GAAP Measures

CORE NON-INTEREST EXPENSE

Core non-interest expenses are non-GAAP since they exclude the impact of acquisition related costs, pension settlement charges, severance charges, search firm fees and legal settlement charges.

($ in Thousands)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Total non-interest expense	$ 20,003	$ 22,207	$ 23,981	$ 32,914	$ 28,778
Less: acquisition related costs	1,272	1,463	1,869	9,044	732
Less: pension settlement charges	536	361	17	269	103
Less: other non-core charges	-	-	298	-	185
Total non-core expenses	$ 1,808	$ 1,824	$ 2,184	$ 9,313	$ 1,020
Core non-interest expenses	**$ 18,195**	**$ 20,383**	**$ 21,797**	**$ 23,601**	**$ 27,758**

($ in Thousands)	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016
Total non-interest expense	$ 26,112	$ 27,277	$ 115,081	$ 26,282	$ 26,505	$ 26,842
Less: system upgrade costs	-	-	-	-	90	423
Less: acquisition related costs	108	838	10,723	-	-	-
Less: pension settlement charges	82	5	460	-	-	-
Less: other non-core charges	-	407	592	-	-	-
Total non-core expenses	$ 190	$ 1,250	$ 11,775	$ -	$ 90	$ 423
Core non-interest expenses	**$ 25,922**	**$ 26,027**	**$ 103,306**	**$ 26,282**	**$ 26,415**	**$ 26,419**

Non-GAAP Measures

ADJUSTED EFFICIENCY RATIO

The adjusted efficiency ratio is a key financial measure used to monitor performance. The adjusted efficiency ratio is calculated as core non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus non-interest income. This measure is non-GAAP since it uses core non-interest expenses (which excludes the impact of acquisition related costs, pension settlement charges, severance charges, search firm fees, and legal settlement charges), and excludes intangible amortization and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015
Total core non-interest expenses	$ 18,195	$ 20,383	$ 21,797	$ 23,601	$ 27,758
Less: intangible amortization	282	367	516	673	1,144
Adjusted efficiency ratio numerator	**$ 17,913**	**$ 20,016**	**$ 21,281**	**$ 22,928**	**$ 26,614**
Net interest income, fully tax-equivalent	$ 16,375	$ 18,205	$ 20,476	$ 21,828	$ 25,320
Non-interest income	9,719	9,861	10,178	11,508	11,926
Efficiency ratio denominator	**$ 26,094**	**$ 28,066**	**$ 30,654**	**$ 33,336**	**$ 37,246**
Adjusted efficiency ratio	68.65%	71.32%	69.42%	68.78%	71.45%

Non-GAAP Measures

ADJUSTED EFFICIENCY RATIO

The adjusted efficiency ratio is a key financial measure used to monitor performance. The adjusted efficiency ratio is calculated as core non-interest expense (less intangible amortization) as a percentage of fully tax-equivalent net interest income plus non-interest income. This measure is non-GAAP since it uses core non-interest expenses (which excludes the impact of acquisition related costs, pension settlement charges, severance charges, search firm fees, and legal settlement charges), and excludes intangible amortization and all gains and/or losses included in earnings, and uses the fully tax-equivalent net interest income.

($ in Thousands)	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016	Q3 2016
Total core non-interest expenses	$ 25,922	$ 26,027	$ 103,306	$ 26,282	$ 26,415	$ 26,419
Less: intangible amortization	1,127	1,133	4,077	1,008	1,007	1,008
Adjusted efficiency ratio numerator	**$ 24,795**	**$ 24,894**	**$ 99,229**	**$ 25,274**	**$ 25,408**	**$ 25,411**
Net interest income, fully tax-equivalent	$ 26,061	$ 26,379	$ 99,588	$ 26,275	$ 26,810	$ 26,620
Non-interest income	11,906	12,101	47,441	13,054	12,367	13,538
Efficiency ratio denominator	**$ 37,967**	**$ 38,480**	**$ 147,029**	**$ 39,329**	**$ 39,177**	**$ 40,158**
Adjusted efficiency ratio	65.31%	64.69%	67.49%	64.26%	64.85%	63.28%

Non-GAAP Measures

TANGIBLE EQUITY RATIOS

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	Sep 30, 2015	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016
Tangible Equity:					
Total stockholders' equity, as reported	$ 424,760	$ 419,789	$ 428,486	$ 437,753	$ 440,637
Less: goodwill and other intangible assets	151,339	149,617	148,997	147,971	147,005
Tangible equity	$ 273,421	$ 270,172	$ 279,489	$ 289,782	$ 293,632
Tangible Assets:					
Total assets, as reported	$ 3,228,830	$ 3,258,970	$ 3,294,929	$ 3,333,455	$ 3,363,585
Less: goodwill and other intangible assets	151,339	149,617	148,997	147,971	147,005
Tangible assets	$ 3,077,491	$ 3,109,353	$ 3,145,932	$ 3,185,484	$ 3,216,580
Tangible Equity to Tangible Assets:					
Tangible equity	$ 273,421	$ 270,172	$ 279,489	$ 289,782	$ 293,632
Tangible assets	$ 3,077,491	$ 3,109,353	$ 3,145,932	$ 3,185,484	$ 3,216,580
Tangible equity to tangible assets	8.88%	8.69%	8.88%	9.10%	9.13%
Tangible Book Value per Share					
Tangible equity	$ 273,421	$ 270,172	$ 279,489	$ 289,782	$ 293,632
Common shares outstanding	18,400,809	18,404,864	18,157,932	18,185,708	18,195,986
Tangible book value per share	$ 14.86	$ 14.68	$ 15.39	$ 15.93	$ 16.14

Peoples BANCORP

Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

3rd Quarter 2016